UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2006

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2006, Sterling Financial Corporation (the "Corporation") issued a press release announcing that Thomas P. Dautrich, Chief Banking Officer, announced his pending planned retirement as Chief Banking Officer of the Corporation. Thomas J. Sposito, II, President and Chief Executive Officer of the Corporation's subsidiary, Pennsylvania State Bank, has been named to replace Mr. Dautrich as Chief Banking Officer.

The press release attached hereto as Exhibit 99.1 is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 7.01 Regulation FD Disclosure.

(c) In connection with the change of the Corporation's Chief Banking Officer, as described in Item 5.02 above, the Corporation's press release dated February 22, 2006, also announced another restructuring within the Corporation's executive management team. J. Bradley Scovill has been appointed to the newly created position of Chief Revenue Officer and Beverly Wise Hill has been named to replace Mr. Scovill as Group Executive - Financial Services Group. The Chief Banking Officer, Group Executive - Financial Services Group, Senior Vice President, Business Services, Senior Vice President, Personal Services, and Senior Vice President, High Net Worth will all report to the Chief Revenue Officer.

The Corporation's press release, dated February 22, 2006 and attached to this Form 8-K as Exhibit 99.1 is incoporated herein by reference. The press release attached hereto is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 9.01 Financial Statements and Exhibits.

(a) N/A
(b) N/A
(c) Exhibits

99.1 Sterling Financial Corporation Press Release dated February 22, 2006

The Corporation's press release, dated February 21, 2006 and attached to this Form 8-K as Exhibit 99.1 is incoporated herein by reference. The press release attached hereto is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

February 22, 2006	By:	J. Roger Moyer, Jr.

Name: J. Roger Moyer, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Sterling Financial Corporation Press Release dated February 22, 2006